UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2005

                              INTERMOST CORPORATION
               (Exact name of Registrant as specified in charter)

        Wyoming                        0-30430                  87-0418721
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)

                       10th Floor, B10-07 Guomao Building
                                Renmin Road South
                             Shenzhen, China 518014
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 011-86-755-8221-0238

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.01 Completion of Acquisition or Disposition of Assets

      On December 11, 2004 the Registrant's wholly-owned subsidiary, IMOT Information Technology (Shenzhen) Ltd. ("IMOT Technology"), entered into a Stock Exchange Agreement with Guangzhou Ditai Communication Co., Ltd. and Xiya Zhai, an individual, to acquire 80% of the issued and outstanding capital stock of Hainan Concord Financial Products Development Co., Ltd. ("Hainan Development"), a development stage company. The transaction was approved by the government of Shenzhen on January 6, 2005, allowing the acquisition to be completed. Hainan Development is developing for sale, through its majority owned subsidiary, Hainan Concord Multifunctional Smart Card Sales and Management Co., Ltd ("Hainan Sales"), multifunction smart cards. The Registrant, Hainan Special Economic Zone Property Rights Exchange Center ("Hainan Property Rights Exchange") and Hainan Exchange Center Non-public Company Registration Co., Ltd. ("Hainan Registration") were also parties to the Stock Exchange Agreement. Hainan Property Rights Exchange and Hainan Registration are minority stockholders in Hainan Sales.

      Pursuant to the Stock Exchange Agreement, IMOT Technology and the Registrant agreed to issue a total of 5,000,000 shares of the Registrant's common stock, having an agreed upon value of $920,000, in exchange for the capital stock in Hainan Development. The per share price of the Registrant's common stock was agreed by the parties to be $0.184 per share, which was 85% of the average closing price for the 10 day trading period from November 16, 2004 through November 30, 2004. The consideration for the transaction was agreed to after negotiation by the parties, none of whom is related.

Item 7. Financial Statements and Exhibits

      10.1. Stock Exchange Agreement
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOST CORPORATION


/s/ Andy Lin
-------------------------
Andy Lin,
President
Dated:  January 12, 2005